NORWEST BANKS                                                           GUARANTY


City: Bloomington           State: MN   55431-2208           Date: March 8, 1996

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Norwest Bank Minnesota, National Association (herein, with its participants, successors and assigns, called the "Bank"), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of Nortech Forest Technologies, Inc. (herein called "Borrower") or to engage in any other transactions with Borrower, the undersigned hereby absolutely and unconditionally guarantee(s) to the Bank the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

     A. If this [x] is checked, the undersigned guarantee(s) to Bank the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Bank (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several; all such debts, liabilities and obligations being hereinafter collectively referred to as the "Indebtedness").

     B. If this [ ] is checked, the undersigned guarantee(s) to Bank the payment and performance of the debt, liability or obligation of Borrower to Bank evidenced by or arising out of the following:

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         and any extensions, renewals or replacements thereof (hereinafter referred to as the "Indebtedness").

The undersigned further acknowledge(s) and agree(s) with Bank that:

1. No act or thing need occur to establish the liability of the undersigned hereunder, and no act or thing, except full payment and discharge of all Indebtedness, shall in any way exonerate the undersigned or modify, reduce, limit or release the liability of the undersigned hereunder.

2. If paragraph A is checked, this is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the undersigned, whether or not all Indebtedness is paid in full, until this guaranty is revoked prospectively as to future transactions, by written notice actually received by the Bank, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Bank, or as to any renewals, extensions and refinancings thereof. If there be more than one undersigned, such revocation shall be effective only as to the one so revoking. The death or incompetence of the undersigned shall not revoke this guaranty, except upon actual receipt of written notice thereof by the Bank and then only as to the decedent or the incompetent and only prospectively, as to future transactions, as herein set forth.

3. If the undersigned shall be dissolved, shall die, or shall be or become insolvent (however defined) then the Bank shall have the right to declare immediately due and payable, and the undersigned will forthwith pay to the Bank, the full amount of all Indebtedness, whether due and payable or unmatured. If the undersigned voluntarily commences or there is commenced involuntarily against the undersigned a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

4. The liability of the undersigned hereunder shall be limited to a principal amount of $78.466.72 (if unlimited or if no amount is stated, the undersigned shall be liable for all Indebtedness, without any limitation as to amount), plus accrued interest thereon and all attorneys' fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the undersigned hereunder. The Bank may apply any sums received by or available to the Bank on account of the Indebtedness from Borrower or any other person (except the undersigned), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts shall not reduce, affect or impair the liability of the undersigned hereunder. If the liability of the undersigned is limited to a stated amount pursuant to this paragraph 4, any payment made by the undersigned under this guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Bank, advising the Bank that such payment is made under this guaranty for such purpose.

5. The undersigned will not exercise or enforce any right of contribution, reimbursement, recourse or subrogation available to the undersigned against any person liable for payment of the Indebtedness, or as to any collateral security therefor, unless and until all of the Indebtedness shall have been fully paid and discharged.

6. The undersigned will pay or reimburse the Bank for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Bank in connection with the protection, defense or enforcement of this guaranty in any litigation or bankruptcy or insolvency proceedings.

7. Whether or not any existing relationship between the undersigned and Borrower has been changed or ended and whether or not this guaranty has been revoked, the Bank may, but shall not be obligated to, enter into transactions resulting in the creation or continuance of Indebtedness, without any consent or approval by the undersigned and without any notice to the undersigned. The liability of the undersigned shall not be affected or impaired by any of the following acts or things (which the Bank is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this guaranty, without notice to or approval by the undersigned): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all Indebtedness; (ii) any one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness; (iii) any waiver or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness; (iv) any full or partial release of, settlement with, or agreement not to sue, Borrower or any other guarantor or other person liable in respect of any Indebtedness; (v) any discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal thereof of substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, insure, or enforce any collateral security; or any modification, substitution, discharge, impairment, or loss of any collateral security; (vii) any foreclosure or enforcement of any collateral security; (viii) any transfer of any Indebtedness or any evidence thereof;
     (ix) any order of application of any payments or credits upon Indebtedness;
     (x) any election by the Bank underss.1111(b)(2) of the United States Bankruptcy Code.

8. The undersigned waive(s) any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the undersigned will not assert, plead or enforce against the Bank any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other person liable in respect of any Indebtedness, or any setoff available against the Bank to Borrower or any such other person, whether or not on account of a related transaction. The undersigned expressly agree(s) that the undersigned shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

9. The undersigned waive(s) presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness. The Bank shall not be required first to resort for payment of the Indebtedness to borrower or other person or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this guaranty.

10. If any payment applied by the Bank to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this guaranty be deemed to have continued in existence, notwithstanding such application, and this guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

11. The liability of the undersigned under this guaranty is in addition to and shall be cumulative with all other liabilities of the undersigned to the Bank as guarantor or otherwise, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

12. This guaranty shall be enforceable against each person signing this guaranty, even if only one person signs and regardless of any failure of other person to sign this guaranty. If there be more than one signer, all agreements and promises herein shall be construed to be, and are hereby declared to be, joint and several in each of every particular and shall be fully binding upon and enforceable against either, any or all the undersigned. This guaranty shall be effective upon delivery to the Bank, without further act, condition or acceptance by the Bank, shall be binding upon the undersigned and the heirs, representatives, successors and assigns of the undersigned and shall inure to the benefit of the Bank and its participants, successors and assigns. Any invalidity or of any provision or application of this guaranty shall not affect other lawful provisions and application hereof, and to this end the provisions of this guaranty are declared to be severable. This guaranty may not waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the undersigned and the Bank. This guaranty is issued in the state set forth above and shall be governed by its laws. The undersigned waive(s) notice of the Bank's acceptance hereof and waive(s) the right to a trial by jury in any action based on or pertaining to this guaranty.

     This guaranty is [ ] unsecured; [x] secured by a mortgage or security agreement dated March 8, 1996;
     [ ] secured by ____________________________.

IN WITNESS WHEREOF, this guaranty has been duly executed by the undersigned the day and year first above written.


                                                  ______________________________
                                                  Robert Gilbertson

                                                  ______________________________


                                                  ______________________________


                                                  ______________________________



NORWEST BANKS                                        INSTALLMENT PROMISSORY NOTE
                                                     COMMERCIAL - NO DISCLOSURES

Nortech Forest Technologies, Inc.  Date:           Dollars ($)
                                   March 8, 1996   ----------------------------
                                                   Due Date
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For value received, the undersigned (if more       Initial rate               %
than one, jointly and severally) to pay to         ----------------------------
the order of Norwest Bank Minnesota, National      Collateral code
Association (the "Bank") at 7900 Xerxes            ----------------------------
Avenue South Bloomington, MN 55431-2206 or at      Disbursement
any other place designated at any time by the      ----------------------------
holder hereof, in lawful money of the United
States of America, the principal sum of

Seventy-Two Thousand and 00/100 Dollars ($72,000.00), together with interest (calculated on the basis of actual days elapsed in a 360 day year) on the unpaid balance hereof from the date hereof until this Note is fully paid, at the following rate:

     [ ] an annual rate of ___________% (herein the "Note Rate");

     [x] an annual rate equal to 5.00% in excess of the Base Rate from time to time in effect, each change in the interest rate hereon to become effective on the day the corresponding change in the Base Rate becomes effective (the resulting rate is herein referred to as the "Note Rate");

     [ ] an annual rate which, for any particular month, shall be _____________% in excess of the Base Rate in effect on the ____________________ day of the immediately preceding month (the resulting rate is herein referred to as the "Note Rate")'

     [ ] an annual rate ________________________________________________________
         _______________________________________________________________________

provided that, if this Note has a variable rate of interest, the annual rate (I) shall at no time be less than ______________%, (ii) shall at no time exceed an annual rate, if one be specified, [ ] of _____________% [ ] that is __________________% above the discount rate on 90-day commercial paper in effect from time to time at the Federal Reserve Bank of ___________________ and (iii) if the Bank is located in the State of Minnesota and the original principal amount of this Note is less than $100,000, or if the Bank is located in the State of North Dakota, shall be the same rate after the due date hereof (whether it be the stated maturity date or such earlier date by reason of acceleration or demand for payment) as was in effect on such due date. Unless clause (iii) above applies, the unpaid principal and interest due on this Note at maturity (whether it be the stated maturity date or such earlier date by reason of acceleration or demand for payment) shall bear interest until paid at the rate of ____________% in excess of the Note Rate.


As used herein, "Base Rate" means the rate of interest established by the Bank from time to time as its "base" or "prime" rate.

The undersigned promises to pay the principal and interest hereof a follows:

[ ]  Principal and interest shall be paid together in ______________ consecutive
     __________________ installments of $_______________________ each, beginning
     _______________________, and on the same day of each ______________________
     hereafter until ___________________________, plus irregular installments as follows: $___________________ on ___________________; $____________________
     on ________________________________; and $______________________________ on
     ________________________________.

     On ____________________________________, the entire unpaid principal and accrued and unpaid interest hereon shall become due and payable. Each such installment, when paid, shall be applied first in payment of interest, as billed, and the balance thereof shall be applied in reduction of principal.

[x]  Principal only shall be paid as follows:
     [x] in 2 consecutive monthly installments of $1000.00 each, beginning
         April 1, 1996, and on the same day of each month thereafter until May 1, 1996, plus a final payment on May 31, 1996, when the entire unpaid principal shall become due and payable;
on   [ ] $_____________ on ________________; $_____________ on ________________;
         $_____________ on ________________; $_____________ on ________________;
         $_____________ on ________________; $_____________ on ________________;
         and in addition, interest is payable monthly, beginning April 1, 1996,


The undersigned may, at any time and from time to time, prepay the principal amount outstanding in whole or in part, without penalty or premium. Any partial prepayment shall be applied against the principal portion of the installments due hereunder in inverse order of maturity.

[ ] Each time any installment of principal or interest hereunder is not paid when due or within _______________ days thereafter, the undersigned agrees to pay a late charge of $_________________ upon demand by the Bank.

If any installment of principal and/or interest hereunder is not paid when due, or if any other indebtedness of the undersigned to the Bank is not paid when due, or if any event of default shall occur under any mortgage, security agreement or other instrument securing this Note, or if a garnishment summons or a writ of attachment is issued against or served upon the Bank for the attachment of any property of the undersigned in the Bank's possession or any indebtedness owing to the undersigned, or if the holder hereof shall at any time in good faith believe that the prospect of due and punctual payment of this Note is impaired, then, in any such event, the holder hereof may, at its option, declare this Note to be immediately due and payable and thereupon this Note shall be immediately due and payable, together with all unpaid interest accrue d hereon, without notice or demand. Upon the occurrence of an event of default, the Bank shall also have the right to set off the indebtedness evidenced by this Note against any indebtedness of Bank to the undersigned. This Note shall also become automatically due and payable (including unpaid interest accrued thereon) without notice or demand should the undersigned die (an individual) or should a petition be filed by or against the undersigned under the United States Bankruptcy Code.

Unless prohibited by law, the undersigned agree(s) to pay all costs of collection, including reasonable attorney's fees and legal expenses, incurred by the holder hereof in the event this Note is not duly paid. The holder hereof may change any terms of payment of this Note, including extensions of time and renewals, and release any security for, or any party to, this Note without notifying or releasing any accommodation maker, endorser or guarantor from liability on this Note. Presentment or other demand for payment, notice of dishonor and protest are hereby waived by the undersigned and each endorser or guarantor. The undersigned agree(s) that each provision whose box is checked is part of this Note and that this Note may not be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought. This Note shall be governed by the substantive laws of the state named as part of the Bank's address above.

[x]    This Note is secured.                       [ ]   This Note is unsecured
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Purpose of loan

Refinance Note #31395                          Nortech Forest Technologies, Inc.
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Address

7600 West 27th Street                          By
                                                       Robert Gilbertson
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City, State and Zip
St. Louis Park, MN 55426

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